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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                      -----


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 19, 2002
                                                         -----------------




                           PHONETEL TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)



Ohio                               0-16715                34-1462198
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(State or Other Jurisdiction     (Commission             (IRS Employer
of Incorporation)                File Number)            Identification Number)


North Point Tower, 7th Floor, 1001 Lakeside Avenue, Cleveland, Ohio   44114-1195
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(Address of Principal Executive Offices)                              (Zip Code)



Registrant's Telephone Number, including area code            (216) 241-2555
                                                  ------------------------------


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ITEM 5.           OTHER EVENTS

                  On February 21, 2002, the Registrant announced that it had entered into an Agreement and Plan of Reorganization and Merger (the "Merger Agreement"), pursuant to which the Registrant will become a wholly-owned subsidiary of Davel Communications, Inc. ("Davel"). The Merger Agreement is subject to the approval of the common shareholders of the Registrant and Davel.

                  In connection with the Merger Agreement, the existing secured lenders of both the Registrant and Davel have agreed to exchange a substantial amount of debt for equity securities of the respective companies and to restructure the remaining debt. In addition, the Registrant and Davel announced that they have each executed amendments to their existing credit agreements and have entered into a new combined $10.0 million senior credit facility. In connection with the transaction, the Registrant will also seek shareholder approval to increase the number of authorized shares of common stock from 45,000,000 to approximately 150,000,000. No date has been set for the shareholder meeting.

                  Copies of the Merger Agreement and related documents, as well as copies of the new $10.0 million senior credit facility and related documents and the press release announcing these transactions are attached as exhibits hereto and are incorporated herein by reference. This summary is qualified entirely by reference to the exhibits attached hereto.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  c.       Exhibits
                           --------

                           2.1 Agreement and Plan of Reorganization and Merger dated as of February 19, 2002, by and among Davel Communications, Inc., Davel Financing Company, L.L.C., DF Merger Corp., PT Merger Corp. and PhoneTel Technologies, Inc.

                           2.2 Exchange Agreement dated as of February 19, 2002, by and among Davel Communications, Inc., Davel Financing Company, L.L.C., DF Merger Corp., PhoneTel Technologies, Inc., Cherokee Communications, Inc., the persons identified therein as the Davel Lenders and the persons identified therein as the PhoneTel Lenders.




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                           10.1     Commitment Letter dated February 19, 2002 by
                                    and among PhoneTel Technologies, Inc., Davel
                                    Communications, Inc. and the lenders named therein with respect to the debt restructuring contemplated by the Merger Agreement.

                           10.2 Voting Agreement dated as of February 19, 2002, by and between PhoneTel Technologies, Inc. and Samuel Zell.

                           10.3 Voting Agreement dated as of February 19, 2002, by and between PhoneTel Technologies, Inc. and David R. Hill.

                           10.4 Amendment Number Eight to Loan and Security Agreement dated as of February 19, 2002, by and among PhoneTel Technologies, Inc., Cherokee Communications, Inc., and Foothill Capital Corporation, as Agent for the Lenders therein defined.

                           10.5 Credit Agreement dated as of February 19, 2002, by and among Davel Financing Company, L.L.C., PhoneTel Technologies, Inc. and Cherokee Communications, Inc.; Davel Communications, Inc. and the domestic subsidiaries of Davel Financing Company, L.L.C. and Davel Communications, Inc.; and Madeleine L.L.C. and ARK CLO 2000-1, Limited.

                           10.6 Security Agreement dated as of February 19, 2002, by and among Davel Communications, Inc., Davel Financing Company, LLC, PhoneTel Technologies, Inc., Cherokee Communications, Inc. and Madeleine L.L.C., as Collateral Agent.

                           99.1 Joint press release of the Registrant and Davel dated February 21, 2002.



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                                   SIGNATURES



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          PHONETEL TECHNOLOGIES, INC.



Dated: February 27, 2002                  By:  /s/  Richard P. Kebert
                                              ----------------------------------
                                              Richard P. Kebert
                                              Chief Financial Officer



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                                                 INDEX TO EXHIBITS
         Exhibit
         Number
         ------

         2.1 Agreement and Plan of Reorganization and Merger dated as of February 19, 2002, by and among Davel Communications, Inc., Davel Financing Company, L.L.C., DF Merger Corp., PT Merger Corp. and PhoneTel Technologies, Inc.

         2.2 Exchange Agreement dated as of February 19, 2002, by and among Davel Communications, Inc., Davel Financing Company, L.L.C., DF Merger Corp., PhoneTel Technologies, Inc., Cherokee Communications, Inc., the persons identified therein as the Davel Lenders and the persons identified therein as the PhoneTel Lenders.

         10.1 Commitment Letter dated February 19, 2002 by and among PhoneTel Technologies, Inc., Davel Communications, Inc. and the lenders named therein with respect to the debt restructuring contemplated by the Merger Agreement.

         10.2 Voting Agreement dated as of February 19, 2002, by and between PhoneTel Technologies, Inc. and Samuel Zell.

         10.3 Voting Agreement dated as of February 19, 2002, by and between PhoneTel Technologies, Inc. and David R. Hill.

         10.4 Amendment Number Eight to Loan and Security Agreement dated as of February 19, 2002, by and among PhoneTel Technologies, Inc., Cherokee Communications, Inc., and Foothill Capital Corporation, as Agent for the Lenders therein defined.

         10.5 Credit Agreement dated as of February 19, 2002, by and among Davel Financing Company, L.L.C., PhoneTel Technologies, Inc. and Cherokee Communications, Inc.; Davel Communications, Inc. and the domestic subsidiaries of Davel Financing Company, L.L.C. and Davel Communications, Inc.; and Madeleine L.L.C. and ARK CLO 2000-1, Limited.

         10.6 Security Agreement dated as of February 19, 2002, by and among Davel Communications, Inc., Davel Financing Company, LLC, PhoneTel Technologies, Inc., Cherokee Communications, Inc. and Madeleine L.L.C., as Collateral Agent.

         99.1 Joint press release of the Registrant and Davel dated February 21, 2002.